UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT No. 1

TO

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 11, 2005 (February 15, 2005)

                        Alamosa Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-32357	75-2890997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

                        5225 S. Loop 289, Lubbock, Texas, 79424
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (806) 722-1100

                                                Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

On February 18, 2005, Alamosa Holdings, Inc. ("Alamosa") filed a Form 8-K under Item 2.01 thereto to report the completion of its acquisition of AirGate PCS, Inc. ("AirGate"). In response to parts (a) and (b) of Item 9.01 of such Form 8-K, Alamosa stated that it would file the required financial information by amendment, as permitted by Instructions (a)(4) and (b)(2) to Item 9.01 to Form 8-K. This Form 8-K/A Amendment No. 1 is being filed to provide the required financial information.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The required financial statements of AirGate as of and for the fiscal year ended September 30, 2004 are incorporated by reference to Exhibit 99.4 hereto.

The required financial statements of AirGate as of and for the three month period ended December 31, 2004 are incorporated by reference to Exhibit 99.5 hereto.

(b) Pro Forma Financial Information

The required pro forma financial information for the fiscal year ended December 31, 2004 is hereby incorporated by reference to Exhibit 99.6 hereto.

(c) Exhibits.

Exhibit Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of December 7, 2004, by and among Alamosa, Merger Sub, and AirGate (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Alamosa on December 9, 2004 (File No. 001-16793)).
Exhibit 4.1	Indenture, dated as of February 20, 2004, by and among AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by AirGate on February 26, 2004 (File No. 000-27455)).
Exhibit 4.2	First Supplemental Indenture, dated as of January 25, 2005, to the Indenture dated as of February 20, 2004, by and among AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Alamosa on February 18, 2005 (File No. 001-16793)).
Exhibit 4.3	Second Supplemental Indenture, dated as of February 15, 2005, to the Indenture dated as of February 20, 2004, by and among Merger Sub, AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed by Alamosa on February 18, 2005 (File No. 001-16793)).
Exhibit 4.4	Indenture, dated as of October 25, 2004, by and among AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by AirGate on October 29, 2004, File No. 000-27455).
Exhibit 4.5	First Supplemental Indenture, dated as of January 25, 2005, to the Indenture dated as of October 25, 2004, by and among AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York Trust Company, N.A. (incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K filed by Alamosa on February 18, 2005 (File No. 001-16793)).

Exhibit Number	Description
Exhibit 4.6	Second Supplemental Indenture, dated as of February 15, 2005, to the Indenture dated as of October 25, 2004, by and among Merger Sub, AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York Trust Company, N.A. (incorporated by reference to Exhibit 4.6 to the Current Report on Form 8-K filed by Alamosa on February 18, 2005 (File No. 001-16793)).
Exhibit 99.1	Press Release issued by Alamosa on February 15, 2005 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Alamosa on February 18, 2005 (File No. 001-16793)).
Exhibit 99.2	The information under the caption "Description of the Notes" in the Registration Statement on Form S-3/A filed by AirGate with the U.S. Securities and Exchange Commission on February 20, 2004 (File No. 333-112843).
Exhibit 99.3	The information under the caption "Item 1.01. Entry into a Material Definitive Agreement" in the Current Report on Form 8-K of AirGate filed with the U. S. Securities and Exchange Commission on October 29, 2004 (File No. 000-27455).
Exhibit 99.4	Audited consolidated financial statements of AirGate as of and for the fiscal year ended September 30, 2004 (incorporated by reference to the information set forth under the caption "Audited Consolidated Financial Statements," set forth in Exhibit 99.1 to the Current Report on Form 8-K (File No. 001-16793) filed by Alamosa on February 8, 2005).
Exhibit 99.5	Unaudited condensed consolidated financial statements of AirGate as of and for the three months ended December 31, 2004.
Exhibit 99.6	Pro Forma financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2005

ALAMOSA HOLDINGS, INC.
By: /s/ Kendall W. Cowan Kendall W. Cowan Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of December 7, 2004, by and among Alamosa, Merger Sub, and AirGate (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Alamosa on December 9, 2004 (File No. 001-16793)).
Exhibit 4.1	Indenture, dated as of February 20, 2004, by and among AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by AirGate on February 26, 2004 (File No. 000-27455)).
Exhibit 4.2	First Supplemental Indenture, dated as of January 25, 2005, to the Indenture dated as of February 20, 2004, by and among AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Alamosa on February 18, 2005 (File No. 001-16793)).
Exhibit 4.3	Second Supplemental Indenture, dated as of February 15, 2005, to the Indenture dated as of February 20, 2004, by and among Merger Sub, AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed by Alamosa on February 18, 2005 (File No. 001-16793)).
Exhibit 4.4	Indenture, dated as of October 25, 2004, by and among AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by AirGate on October 29, 2004, File No. 000-27455).
Exhibit 4.5	First Supplemental Indenture, dated as of January 25, 2005, to the Indenture dated as of October 25, 2004, by and among AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York Trust Company, N.A. (incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K filed by Alamosa on February 18, 2005 (File No. 001-16793)).
Exhibit 4.6	Second Supplemental Indenture, dated as of February 15, 2005, to the Indenture dated as of October 25, 2004, by and among Merger Sub, AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York Trust Company, N.A. (incorporated by reference to Exhibit 4.6 to the Current Report on Form 8-K filed by Alamosa on February 18, 2005 (File No. 001-16793)).
Exhibit 99.1	Press Release issued by Alamosa on February 15, 2005 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Alamosa on February 18, 2005 (File No. 001-16793)).
Exhibit 99.2	The information under the caption "Description of the Notes" in the Registration Statement on Form S-3/A filed by AirGate with the U.S. Securities and Exchange Commission on February 20, 2004 (File No. 333-112843).
Exhibit 99.3	The information under the caption "Item 1.01. Entry into a Material Definitive Agreement" in the Current Report on Form 8-K of AirGate filed with the U. S. Securities and Exchange Commission on October 29, 2004 (File No. 000-27455).

Exhibit Number	Description
Exhibit 99.4	Audited consolidated financial statements of AirGate as of and for the fiscal year ended September 30, 2004 (incorporated by reference to the information set forth under the caption "Audited Consolidated Financial Statements," set forth in Exhibit 99.1 to the Current Report on Form 8-K (File No. 001-16793) filed by Alamosa on February 8, 2005).
Exhibit 99.5	Unaudited condensed consolidated financial statements of AirGate as of and for the three months ended December 31, 2004.
Exhibit 99.6	Pro Forma financial information.